                                                                    EXHIBIT 10.7


                           THE ADVISORY BOARD COMPANY
                                  THE WATERGATE
                         600 NEW HAMPSHIRE AVENUE, N.W.
                             WASHINGTON, D.C. 20037


                                  May 31, 2001



Mr. Jeffrey D. Zients
c/o The Advisory Board Company
600 New Hampshire Avenue, N.W.
Washington, D.C.  20037


               Re: Stock Option Agreement Number 1 between The Advisory Board Company and Jeffrey D. Zients (the "Agreement")

Dear Mr. Zients:

        Pursuant to Section 3(a) of the Agreement, David G. Bradley, as Chairman of the Board of The Advisory Board Company, hereby designates May 29, 2001 as the date on which all of the unvested Options granted to you pursuant to the Agreement (the "Options") shall be immediately vested. Pursuant to Section 4(a) of the Agreement, the Advisory Board Company has determined that all of your Options shall be exercisable on May 30, 2001.




                                            Very truly yours,



                                            /s/David G. Bradley
                                            ---------------------------
                                            David G. Bradley
                                            Chairman of the Board
                                            The Advisory Board Company



                                            /s/David G. Bradley
                                            ----------------------------
                                            The Advisory Board Company
                                            By:  David G. Bradley

                           THE ADVISORY BOARD COMPANY

                NOTICE OF EXERCISE FOR NON-QUALIFIED STOCK OPTION


Option Grant Date:                November 1, 1997
Option Price:                     $1.96 (split adjusted)
Original Number of Optioned
Shares Granted:                   1,436,550 (split adjusted)

        EXERCISE OF OPTION. Optionee hereby exercises his option to purchase 750,000 of his Optioned Shares.

        Optionee acknowledges that s/he understands that this Option is a Non-Qualified Stock Option, meaning that it is not eligible for tax deferral, and accordingly that:

        - Optionee will owe taxes on the difference between the Option Price and the Company's stock price on the date of exercise; and

        - Optionee must pay over to the Company an amount required to satisfy withholding tax obligations on the date of this Option exercise.

        Optionee hereby delivers, together with this written statement of exercise, the full Option Price and tax withholding amount with respect to the exercised Optioned Shares, which consists of [COMPLETE ONE OR MORE AS APPLICABLE]

 EXERCISE     WITHHOLDING
   PRICE          TAX
 --------     -----------
    [ ]           [X]        Cash in the total amount of $511,219.

    [ ]           [ ]        _____ shares of the Company's Common Stock.

    [ ]           [ ]        If acceptable to the Company in its sole
                             discretion, arrangements with the following
                             brokerage firm to pay over the exercise price
                             _______________________ _______________________
                             (firm name, contact and phone number)

    [X]           [ ]        Secured Promissory Note in the amount of:  $1,470,000

        ACKNOWLEDGEMENT. Optionee hereby acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144), all as described in Section 9 of the Plan, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.


EXECUTED this 31st day of May, 2001               THE ADVISORY BOARD COMPANY
OPTIONEE:                                         hereby acknowledges receipt of
                                                  this Notice of Exercise and
                                                  receipt of payment in the form
                                                  and amount indicated above,
/s/ JEFFREY D. ZIENTS                             all on this 31st
--------------------------------------------      day of May, 2001.
Signature                                         THE ADVISORY BOARD COMPANY

Jeffrey D. Zients                                 By: /s/ DAVID G. BRADLEY
--------------------------------------------         ---------------------------------
Print or Type Name
                                                  David G. Bradley
                                                  ------------------------------------
                                                  Print or Type Name

                                                  Title:     Chairman
                                                          ----------------------------


                                        2


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[THE ADVISORY BOARD COMPANY LETTERHEAD]


                                 July 30, 2001

Jeffrey D. Zients
C/O The Advisory Board Company
600 New Hampshire Ave. NW
Washington, DC 20037

        Re:    May 31, 2001 exercise of stock options

Dear Jeffrey,

        On May 31, 2001, you exercised options to purchase shares of the Class B Non-voting Common Stock of The Advisory Board Company. For the purposes of the documentation associated with this exercise of options, the number of shares of stock issued to you was calculated based on our assumption that we had completed a 25-to-one stock split effective as of January 2, 2001. We recently discovered that this stock split was not properly completed. Therefore, the number of shares of stock set forth in the documentation associated with your May 31, 2001 exercise of stock options is incorrect. The actual number of shares of stock you received from us on May 31, 2001 may be calculated by dividing the number of shares of stock set forth in such documentation by 25. Because the failure to complete the 25-to-one stock spilt had the same effect on all stockholders and optionholders, the foregoing recalculation does not change your relative ownership interest in the equity of The Advisory Board Company.

        Within the next few weeks, we plan to complete the 25-to-one stock split which we originally intended to be effective as of January 2, 2001. After the effective date of this stock split, the number of shares of stock issued pursuant to your May 31, 2001 exercise of options will equal the number of shares of stock originally set forth in the documentation associated with that exercise of options.

        Please indicate your agreement with and acceptance of the terms of this letter by executing and returning the enclosed duplicate copy of this letter.


                                          Very truly yours,

                                          /s/ DAVID FELSENTHAL
                                          ------------------------
                                          David Felsenthal
                                          Chief Financial Officer





Agreed and Accepted:


/s/ JEFFREY D. ZIENTS
-----------------------
Jeffrey D. Zients